Exhibit 10.3

1 CARET PERFORMANCE INCENTIVE PLAN CARET PROFITS INTEREST AWARD AGREEMENT This Caret Profits Interest Award Agreement (this “Agreement”), is made on this day of [●] (the “Grant Date”), by and among Safehold Inc. (the “Company”), Safehold GL Holdings LLC (formerly known as Safehold Operating Partnership LP) (the “Current Caret Issuer”) and [●] (the “Participant”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Plan (as defined below). R E C I T A L S: WHEREAS, the Company and CARET Ventures LLC, (the “Prior Caret Issuer”) previously adopted the Safehold Inc. CARET Performance Incentive Plan (as may be amended and/or restated from time to time, the “Plan”); WHEREAS, in connection with a restructuring of the Company and its subsidiaries, all rights and obligations of the Prior Caret Issuer and CARET Management Holdings LLC (“CMH”) under the Plan were assigned to and assumed by the Current Caret Issuer; and WHEREAS, the Managing Member of the Current Caret Issuer, and the Board or the Committee, has determined that it would be in the best interests of the Company and its Affiliates to cause Profits Interests in the Current Caret Issuer (“Caret Profits Interests”) to be granted to the Participant pursuant to the Plan, the limited liability company agreement of the Current Caret Issuer (as may be amended from time to time, the "LLC Agreement") and the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows: 1. Grant of Caret Profits Interests. (a) Caret Profits Interests. Subject to the terms and conditions of the Plan, the LLC Agreement and this Agreement, the Current Caret Issuer hereby grants to the Participant an award of [●] Caret Profits Interests (the “Granted Interests”), subject to adjustment as provided in the Plan, the LLC Agreement and this Agreement. The Granted Interests and all rights of the Participant with respect to the Granted Interests are subject to the terms and conditions of the Plan and the LLC Agreement, each of which is incorporated herein by reference. (b) Distributions. Distributions in respect of the Granted Interests that have not been forfeited in accordance with this Agreement shall be made to the Participant in accordance with the provisions of the Plan, the LLC Agreement and this Agreement, as applicable. 2. Vesting. Subject to Section 3 below and except as otherwise provided herein, the Granted Interests shall vest in five equal annual installments on each annual anniversary of [●] (each, a “Vesting Date”) subject to the Participant’s continued employment through each Vesting Date. 3. Effect of Termination of Employment. The treatment of the Participant’s Granted Interests upon termination of employment shall be as set forth below:

2 (a) If the Participant’s employment is terminated by the Company for any reason or the Participant resigns voluntarily, all Granted Interests that have not vested as of the date of termination or resignation shall thereupon automatically be cancelled and forfeited. 4. Rights as Holder of Caret Profits Interests. The Participant shall be the record owner of the Granted Interests, subject to the vesting provisions set forth herein, unless and until such Granted Interests are forfeited, transferred or otherwise disposed of pursuant to this Agreement, the Plan or the LLC Agreement, and as record owner shall be entitled to all rights of a holder of Caret Profits Interests as provided in this Agreement, the LLC Agreement and the Plan. 5. Representations of the Participant. The Participant hereby represents and warrants as follows: (a) Understanding the Investment Risks of the Granted Interests. The Participant understands that: i. The Granted Interests represent a highly speculative investment, and there can be no assurance as to the success of the Current Caret Issuer in its business; ii. The Granted Interests cannot be transferred except in very limited circumstances in accordance with the provisions of the Plan and the LLC Agreement and, at present, no market for the Granted Interests exists and it is not anticipated that a market for the Granted Interests will develop in the future; iii. The Granted Interests may be worthless; and iv. Issuance and ownership of the Granted Interests may result in taxable income to the Participant without a corresponding cash or in-kind distribution. (b) Understanding of the Nature of the Granted Interests and Caret Units. The Participant understands and agrees that: i. Neither the Granted Interests nor the Caret Units will be registered under the Securities Act of 1933 and the rules and regulations promulgated thereunder (the “Securities Act”), or any applicable state securities laws and, they are being issued in reliance upon certain exemptions contained in the Securities Act and applicable state securities laws, and the representations and warranties of the Participant contained herein are essential to any claim of exemption by the Current Caret Issuer under the Securities Act and such state laws; ii. The Granted Interests and Caret Units are “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act; iii. The Participant may not sell, transfer, assign, pledge or otherwise dispose of or encumber the Granted Interests or Caret Units except as allowed under the provisions of the Plan, the LLC Agreement and this Agreement; iv. Only the Current Caret Issuer can register the Granted Interests or the Caret Units under the Securities Act and applicable state securities laws, but it is not anticipated that the Granted Interests or the Caret Units will be registered in any event; v. The Current Caret Issuer has not made any representations to the Participant that the Current Caret Issuer will register the Granted Interests or the Caret Units under the Securities Act or any applicable state securities laws, or any representations with respect to compliance with any exemption therefrom; vi. The Participant is aware of the conditions restricting the sale or transfer of the Granted Interests and the Caret Units under the Plan, the LLC Agreement and this Agreement, the Securities Act and applicable state securities laws;

3 vii. The Current Caret Issuer may, from time to time, make “stop transfer” notations in its transfer record to ensure compliance with the Securities Act and any applicable state securities laws, and any additional restrictions imposed by state securities administrators; and viii. At the time and as a condition of delivery of documents evidencing the Granted Interests, the Participant will be deemed to have made all the representations and warranties contained in this Section 5 with respect to such Granted Interests as a condition of the delivery of such Granted Interests by the Current Caret Issuer. (c) Noncontravention. Neither the execution and the delivery of this Agreement by the Participant nor the performance of the Participant’s obligations under this Agreement: (i) violates any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which the Participant is subject; or (ii) conflicts with, results in a breach of, constitutes a default under, results in the acceleration of, creates in any party the right to accelerate, terminate, modify or cancel or requires any notice under (with or without the giving of notice or the lapse of time) its organizational documents or any agreement, contract, lease, license, instrument or other arrangement to which the Participant is a party or by which it is bound or to which any of its assets is subject. 6. Transferability. The Participant may transfer, directly or indirectly, any Granted Interest only in accordance with the terms set forth in this Agreement, the LLC Agreement and the terms of the Plan. Any purported assignment, transfer or grant by the Participant, directly or indirectly, of any Granted Interest in contravention of the Plan, the LLC Agreement or this Agreement shall be null and void ab initio. 7. Clawback. In the event the Board determines that the Participant has engaged in fraud, willful misconduct or a violation of Company policy that (a) caused or otherwise contributed materially to the need for a material restatement or adjustment of the Company’s financial results within two (2) years after the period presented, or (b) caused or otherwise contributed materially to a material negative revision of a financial or operating measure on the basis of which incentive compensation was awarded or paid to such covered executive, the Board will review the award of Granted Interests pursuant to this Agreement and all other performance-based compensation awarded to or earned by the Participant during fiscal periods materially affected by the restatement or adjustment or negative revision. For this purpose, “performance-based compensation” includes annual cash incentive bonus awards and all forms of equity-based incentive compensation. If the Board determines that the performance-based compensation would have been materially lower if it had been based on the restated, adjusted or revised results, the Board may, to the extent permitted by applicable law, require the Participant to forfeit and repay to the Company of any portion of such performance-based compensation as it deems appropriate after a review of all relevant facts and circumstances. Without limiting the foregoing, the Granted Interests shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Company and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of the Participant. 8. Section 83(b) Election. The Participant may execute and deliver to the Current Caret Issuer and the Internal Revenue Service (the “IRS”) no later than the thirty (30) days following the Grant Date, an election under Section 83(b) of the Code (the “83(b) Election”) in the form attached hereto as Exhibit A. The Participant understands that under Section 83 of the Code, regulations promulgated thereunder, and certain IRS administrative announcements in the absence of an effective election under Section 83(b) of the Code, the excess of the fair market value of the Granted Interests on the date on which any forfeiture restrictions applicable to such Granted Interests lapse over the price paid for the Granted Interests (which is $0) may be reportable as ordinary income at that time. For this purpose, the term “forfeiture restrictions” means the restrictions on transferability and the vesting conditions imposed under this Agreement. The Participant understands that (a) in making the 83(b) Election, the Participant may be taxed at the time the Granted Interests are acquired hereunder to the extent the fair market value of the Granted Interests exceeds the purchase price for such Granted Interests and (b) in order to be effective,

4 the 83(b) Election must be filed with the IRS within thirty (30) days after the Grant Date. The Participant hereby acknowledges that (i) the foregoing description of the tax consequences is not intended to be a complete analysis of all possible tax consequences of the Granted Interests and, among other things, does not address state, local or foreign income and other tax consequences or all tax considerations that might be relevant to the Participant in light of his or her circumstances or if he or she is subject to special tax rules, (ii) neither the Company nor the Current Caret Issuer has provided, and hereby is not providing, the Participant with legal or tax advice, and has urged the Participant to consult his or her own tax advisor with respect to the taxation consequences of the Granted Interests and (iii) the Current Caret Issuer has not advised the Participant to rely on any determination by it or its representatives as to the fair market value specified in the 83(b) Election and will have no liability to the Participant if the actual fair market value of the Granted Interests on the Grant Date exceeds the amount specified in the 83(b) Election. 9. Confidentiality. The Participant has entered into and shall abide by the Company’s Employee Proprietary Information and Inventions Assignment Agreement (the “Restrictive Covenants Agreement”) and reaffirms Participant’s obligations under the Restrictive Covenants Agreement. The Participant acknowledges and recognizes the highly competitive nature of the businesses of the Company and accordingly agrees, in the Participant’s capacity as an investor and equity holder in the Company and its Affiliates, to the restrictive covenants contained in Restrictive Covenants Agreement. The Participant acknowledges and agrees that the Company’s remedies at law for an actual or threatened breach of any of the provisions of Restrictive Covenants Agreement would be inadequate and the Company would suffer irreparable damages as a result of such breach or threatened breach. 10. Becoming a Member of the Current Caret Issuer. Upon receipt of the Granted Interests, the Participant shall, automatically and without further action on his or her part, be deemed to be a party to, signatory of and bound by the LLC Agreement. If requested by the Company, the Participant agrees to execute and deliver a joinder to LLC Agreement or other the governing instruments of the Current Caret Issuer, together with such other documents as the Current Caret Issuer may require, evidencing the Participant’s agreement to be admitted as a limited member of the Current Caret Issuer and to be bound by and to adhere to the terms of such governing instruments of the Current Caret Issuer. 11. Notices. Any notice necessary under this Agreement shall be addressed to the Current Caret Issuer at its principal executive office and to the Participant at the address appearing in the personnel records of the Company (or one of its Affiliates) for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee. 12. Incorporation of the Plan. By entering into this Agreement, the Participant agrees and acknowledges that (a) the Participant has received and read a copy of the Plan and (b) the Granted Interests are subject to the Plan, the terms and provisions of which are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. In the event of a conflict between any term or provision contained herein or the Plan and a term or provision of the LLC Agreement, the applicable terms and provisions of the LLC Agreement will govern and prevail. 13. Certain Specific Acknowledgements. The Participant acknowledges that the Granted Interests are subject to the Plan provisions under which (a) in certain circumstances, an adjustment may be made to the number of Granted Interests, and (b) the Company and the Current Caret Issuer have full

5 discretion to interpret and administer the Plan and this Agreement, and its judgments are final, conclusive and binding. 14. No Right to Continued Service. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any other continuing relationship with, the Company, the Current Caret Issuer or any of their respective Affiliates. 15. Tax Withholding. The Participant shall be required to pay to the Company, the Current Caret Issuer or the applicable Affiliate, and the Company, the Current Caret Issuer or the applicable Affiliate shall have the right and are hereby authorized to withhold from any payment due or transfer made under this Agreement, under the Plan or from any other amount owing to the Participant (including in connection with any transfers), the amount (in cash, securities or other property) of any applicable Federal, state, local or foreign withholding taxes in respect of a Granted Interest, or any payment or transfer under this Agreement or the Plan. The Company, the Current Caret Issuer or any Affiliate shall have the right and are hereby authorized to take such other action as may be necessary, as determined by the Current Caret Issuer, to satisfy all obligations for the payment of such withholding taxes. The Granted Interests are intended to constitute “profits interests” as defined in IRS Revenue Procedure 93-27, 1993-2 C.B. 343, as clarified by IRS Revenue Procedure 2001-43, 2001-2 C.B. 191 and, accordingly, at the time the Granted Interests are acquired hereunder the “liquidation value” of such Granted Interests are intended to equal zero dollars ($0.00). The Current Caret Issuer and the Participant further acknowledge that the Capital Account (as defined in the LLC Agreement) with respect to the Granted Interests on the date such Granted Interests are acquired hereunder shall be equal to zero dollars ($0.00) and, as of such date, Section 15.2(a)(iii) of the LLC Agreement provides that, in the event of a liquidation of the Current Caret Issuer, distributions shall be made to the Members (as defined in the LLC Agreement) in accordance with their Capital Account balances. Current Caret Issuer and its Affiliates agree to withhold taxes in a manner consistent with this treatment unless otherwise required by applicable Law. 16. Severability. If any provision of this Agreement is, becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or the Granted Interests, or would disqualify the Granted Interests under any law deemed applicable by the Current Caret Issuer, such provision shall be construed or deemed amended to conform to the applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Current Caret Issuer, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, Person or the Granted Interests and the remainder of this Agreement and the Granted Interests shall remain in full force and effect. 17. Governing Law; Disputes. (a) The validity, construction and effect of this Agreement and any rules and regulations relating to the Plan and this Agreement shall be determined in accordance with the laws of the state of New York applicable to agreements made and to be performed entirely within such jurisdiction. (b) Except as otherwise specifically provided herein, the Participant (as a condition of participation in the Plan and receipt of Granted Interests) hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York (or, if subject matter jurisdiction in that court is not available, in any state court located within the Borough of Manhattan, New York) over any dispute arising out of or relating to the Plan and/or this Agreement. Except as otherwise specifically provided in this Section 18(b), the Participant undertakes not to commence any suit, action or proceeding arising out of or relating to the Plan and/or this Agreement in a forum other than a forum described in this Section 18(b). The agreement to the forum described

6 in this Section 18(b) is independent of the law that may be applied in any suit, action, or proceeding and the Participant agrees to such forum even if such forum may under applicable law choose to apply non-forum law. The Participant hereby waives, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in an applicable court described in this Section 18(b), and agrees that the Participant shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. The Participant agrees that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any suit, action or proceeding brought in any applicable court described in this Section 18(b) shall be conclusive and binding upon the parties and may be enforced in any other jurisdiction. The Participant, the Company and the Current Caret Issuer each hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of or relating to the Plan and/or this Agreement. 18. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company, the Current Caret Issuer and their respective successors and assigns, and any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s or the Current Caret Issuer’s assets and business. This Agreement, including the restrictions on the Participant’s activities set forth herein, also apply to any parent, subsidiary, affiliate, successor and assign of the Company or the Current Caret Issuer to which the Participant provides services or about which the Participant receives Confidential Information. The Company and the Current Caret Issuer shall have the right to assign this Agreement at their sole election without the need for further notice to or consent by Participant. 19. Survival, All Duties Preserved. Nothing in this Agreement limits or reduces any common law or statutory duty the Participant owes to the Company, nor does this Agreement limit or eliminate any remedies available to the Company for a violation of such duties. This Agreement will survive the expiration or termination of the Participant’s employment with the Company and/or any assignee hereunder and shall, likewise, continue to apply and be valid notwithstanding any change in the Participant’s duties, responsibilities, position, or title. 20. Signature in Counterparts. This Agreement may be signed via facsimile or other electronic means and in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. [Remainder of Page Intentionally Left Blank; Signature Page Follows]

7 IN WITNESS WHEREOF, the parties hereto have executed this Caret Profits Interest Award Agreement on the date first written above. Safehold GL Holdings LLC, a Delaware limited liability company By: __________________________ Name: Title: Safehold Inc., a Maryland corporation By: __________________________ Name: Title: Participant: _________________________________ Name:

8 EXHIBT A [Intentionally Omitted]